Exhibit 10.13
Amendment Number Four to NBT Bancorp Inc. Defined Benefit Pension Plan effective
                                 January 1, 2004


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                                 Amendment #4 to

                                NBT BANCORP INC.
                          DEFINED BENEFIT PENSION PLAN

                            AMENDMENT OF THE PLAN FOR
                         COST OF LIVING BENEFIT INCREASE


     Pursuant to Article 14.1 of the NBT Bancorp Inc. Defined Benefit Pension Plan ("Plan"), which provides for the amendment thereof when necessary, the Plan is hereby amended effective January 1, 2004, for a cost of living benefit increase as follows:

Add a new Section 4.7 to Article IV:

4.7  January  1,  2004  Cost  of  Living  Increase
     ---------------------------------------------

    Effective as of January 1, 2004, the benefit payable to or on behalf of each Participant
      (a) whose employment with the Employer (or any predecessor Employer) terminated for any reason prior to January 1, 2004, and (b) who is, or whose
 Beneficiary is, receiving monthly benefit payments from the Plan as of January
  1, 2004 (including a Participant or Beneficiary who shall commence receiving benefits from the Plan as of January 1, 2004), shall be increased by three percent (3%).

    The foregoing increase shall be applied to the monthly benefit actually payable to the Participant, or to the Participant's Beneficiary, as of January
1, 2004, determined after all applicable adjustments, regardless of whether such benefit had been determined under the Account Balance Plan, the Appendix A Plan, or the plan of a predecessor Employer that had been merged into the Plan.


     The Employer consents to the foregoing amendment, and except as amended herein, the Plan is hereby ratified and confirmed.



                              NBT Bancorp Inc.


                              By: /S/ Michael J. Chewens
                                  ------------------------
                                  EMPLOYER


                              Date: 1/26/2004
                                    ---------

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